Exhibit 99.1

                              Certification
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)



Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Cambex Corporation, a Massachusetts corporation (the "Company"), does hereby certify, to his knowledge, that:

The Quarterly Report on Form 10-QSB for the quarter ended June 30, 2002
( the "Form 10-QSB") of the Company fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 19, 2002       /s/ Joseph F. Kruy
                             Joseph F. Kruy
                             President and Treasurer
                             [principal executive officer and
                              principal financial officer]


The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002(subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of a separate disclosure document.